Exhibit 21

Morgan Stanley List of Subsidiaries

As of 12/31/2014

Name	Country Name	Region / State
Morgan Stanley	United States	DE
Bayfine DE Inc.	United States	DE
Bayfine UK	United Kingdom	ENW
Bayfine DE LLC	United States	DE
Belmondo LLC	United States	DE
Cauca LLC	United States	DE
Cournot Holdings Inc.	United States	DE
Dean Witter Capital Corporation	United States	DE
Dean Witter Realty Inc.	United States	DE
Dean Witter Holding Corporation	United States	DE
Civic Center Leasing Corporation	United States	DE
Realty Management Services Inc.	United States	DE
Dean Witter Reynolds Venture Equities Inc.	United States	DE
Early Adopter Fund Manager Inc.	United States	DE
Fuegos LLC	United States	DE
Fundlogic (Jersey) Limited	Jersey
FV-I, Inc.	United States	DE
Bellevue Towers Condominiums, LLC	United States	DE
Japan Core Funding, Inc.	United States	DE
Jolter Investments Inc.	United States	DE
Morgan Stanley (Jersey) Limited	Jersey
Morgan Stanley ABS Capital I Inc.	United States	DE
Morgan Stanley Altabridge Ltd.	Cayman Islands
Morgan Stanley Amanu LLC	United States	DE
Morgan Stanley Tindur LLC	United States	DE
Morgan Stanley Snowdon Inc.	United States	DE
Morgan Stanley Asset Funding Inc.	United States	DE
Morgan Stanley Atlas, Inc.	United States	DE
Morgan Stanley Biscay LLC	United States	DE
Morgan Stanley Alpha Investments LLP	United Kingdom	ENW
Morgan Stanley Epsilon Investments Limited	United Kingdom	ENW
Morgan Stanley Kite LLC	United States	DE
Morgan Stanley Plover Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Capital Group Inc.	United States	DE
Aegir Services International Ltd.	Bermuda
Cayman Energy Ltd.	Cayman Islands
Ghent Energy Limited	Cayman Islands
Granite Wash LLC	United States	DE
Houston Bayport Energy LLC	United States	DE
Morgan Stanley Bay Shore LLC	United States	DE
Morgan Stanley Capital Group (Espana), S.L.U.	Spain
Morgan Stanley Capital Group Czech Republic s.r.o.	Czech Republic
Morgan Stanley Capital Group Energy Europe Limited	United Kingdom	ENW
Morgan Stanley Clean Development, LLC	United States	DE
Morgan Stanley Renewables Development I (Cayman) Limited	Cayman Islands
Morgan Stanley Commodities Investment Limited	Cayman Islands
Morgan Stanley Energy Development Corp.	United States	DE
SEM Royalties LLC	United States	DE
Wellbore Capital, LLC	United States	DE
MS Permian LLC	United States	DE
MS TELA LLC	United States	DE
MS TGX LLC	United States	DE
MSDW Power Development Corp.	United States	DE
American Chemicals, LLC	United States	DE
Minnewit B.V. (In Members’ Voluntary Liquidation)	Netherlands
MS Solar Canada Holdings Inc.	United States	DE
MS Solar Holdings Canada ULC	Canada	AB
MS Solar Solutions Canada ULC	Canada	AB
MS Solar Investments LLC	United States	DE
MS Solar Holdings Inc.	United States	DE

Name	Country Name	Region / State
MS Solar Solutions Corp.	United States	DE
Naniwa Energy LLC	United States	DE
Naniwa Terminal LLC	United States	DE
Wentworth Holdings LLC	United States	DE
Wentworth Compression LLC	United States	DE
Wentworth Gas Marketing LLC	United States	DE
Navires Fuels Limited	United Kingdom	ENW
Navires Fuels SAS	France
Pioneer Energy Holdings Pty Ltd	Australia	NSW
Pioneer Energy Pty Ltd	Australia	NSW
Power Contract Financing II, Inc.	United States	DE
Power Contract Financing II, L.L.C.	United States	DE
Rolympus (Canada) Commodities Group ULC	Canada	BC
Rolympus (UK) Commodities (Holdings) Limited	United Kingdom	ENW
Rolympus (Asia) Commodities Group Pte. Ltd.	Singapore
Rolympus (US) Commodities Group, LLC	United States	DE
Biodiesel Blending Inc.	United States	DE
Heidmar Group Inc.	United States	DE
South Eastern Electric Development Corporation	United States	DE
South Eastern Generating Corporation	United States	DE
Sparta Energy Limited	Cayman Islands
TransMontaigne Canada Holdings Inc.	Canada	QC
TMG Canadian Holdings L.L.C.	United States	DE
Olco Petroleum Group ULC (OLCO)	Canada	AB
TransMontaigne Marketing Canada Inc.	Canada	QC
Utility Contract Funding II, LLC	United States	DE
Morgan Stanley Capital I Inc.	United States	DE
Morgan Stanley Capital Management, LLC	United States	DE
Morgan Stanley Domestic Holdings, Inc.	United States	DE
GHY Capital II B.V.	Netherlands
Morgan Stanley & Co. LLC	United States	DE
Corporate Services Support Corp.	United States	DE
Hilo Investment Fund	Cayman Islands
Morgan Stanley Flexible Agreements Inc.	United States	DE
PI Co-Invest LLC	United States	DE
Prime Dealer Services Corp.	United States	DE
V2 Holdings (USA), Inc.	United States	DE
Gee Street Records, Inc.	United States	DE
V2 Records, Inc.	United States	DE
Morgan Stanley Capital Products LLC	United States	DE
Morgan Stanley Capital Services LLC	United States	DE
Morgan Stanley Commercial Financial Services LLC	United States	DE
Morgan Stanley Delta Holdings LLC	United States	NY
Morgan Stanley Bank, N.A.	United States	FED
Morgan Stanley Private Bank, National Association	United States	FED
Morgan Stanley JV Holdings LLC	United States	DE
Morgan Stanley NLE, LLC	United States	DE
Morgan Stanley Services Holdings LLC	United States	DE
MS Financing Inc.	United States	DE
Morgan Stanley 1585 Broadway LLC	United States	DE
Morgan Stanley 750 Building Corp.	United States	DE
Broadway 522 Fifth JV LLC	United States	DE
GHY Capital B.V.	Netherlands
MS Harrison LLC	United States	DE
MORGAN STANLEY SMITH BARNEY HOLDINGS LLC	United States	DE
Alternative Investments Mgr, Ltd.	Cayman Islands
Ceres Managed Futures LLC	United States	DE
Consulting Group Advisory Services LLC	United States	DE
LM Falcon Investment Strategies LLC	United States	DE
Peregrine Investments, LLC	United States	MD
Morgan Stanley Cayman Financing Services	Cayman Islands
Morgan Stanley GWM Feeder Strategies LLC	United States	DE
Morgan Stanley HedgePremier GP LLC	United States	DE
Morgan Stanley Smith Barney FA Notes Holdings LLC	United States	DE
Morgan Stanley Smith Barney Financing LLC	United States	DE
Morgan Stanley Smith Barney Holdings (UK) Limited	United Kingdom	ENW
Morgan Stanley Private Wealth Management Limited	United Kingdom	ENW
Morgan Stanley Smith Barney LLC	United States	DE
Morgan Stanley Insurance Services Inc.	United States	DE
Morgan Stanley Smith Barney Insurance Services LLC	United States	DE
SBHU Life Agency, Inc.	United States	DE
Morgan Stanley Smith Barney Private Management II LLC	United States	DE

Name	Country Name	Region / State
Morgan Stanley Smith Barney Private Management LLC	United States	DE
Morgan Stanley Smith Barney Venture Services LLC	United States	DE
Morgan Stanley Swiss Holdings GmbH	Switzerland
Bank Morgan Stanley AG	Switzerland
Morgan Stanley Wealth Management Australia Pty Ltd	Australia	WA
Bow Lane Nominees Pty. Ltd.	Australia	VIC
Pettingell LLC	United States	DE
Morgan Stanley Capital Partners III, Inc.	United States	DE
MSCP III, LLC	United States	DE
Morgan Stanley Capital REIT Inc.	United States	DE
Saxon Advance Receivables Company, Inc.	United States	DE
Morgan Stanley Capital REIT IV Inc.	United States	DE
Morgan Stanley Capital Trust III	United States	DE
Morgan Stanley Capital Trust IV	United States	DE
Morgan Stanley Capital Trust V	United States	DE
Morgan Stanley Capital Trust VI	United States	DE
Morgan Stanley Capital Trust VII	United States	DE
Morgan Stanley Capital Trust VIII	United States	DE
Morgan Stanley Community Investments LLC	United States	DE
Morgan Stanley Impact Mezzanine GP LLC	United States	DE
Morgan Stanley Impact SBIC LP	United States	DE
Morgan Stanley Content Corporation	United States	DE
Morgan Stanley Credit Products Ltd.	Cayman Islands
Morgan Stanley Darica Funding, LLC	United States	DE
Ascension Loan Vehicle, LLC	United States	DE
Morgan Stanley Dean Witter Equity Funding, Inc.	United States	DE
Morgan Stanley Dean Witter International Incorporated	United States	DE
Morgan Stanley (DWRRBS) Limited	United Kingdom	ENW
Morgan Stanley Derivative Products Inc.	United States	DE
Morgan Stanley Durango LLC	United States	DE
Morgan Stanley Afdera Cayman Limited	Cayman Islands
Morgan Stanley Ambasel LLC	United States	DE
Morgan Stanley Semaine S.a r.l.	Luxembourg
Morgan Stanley Amba Alagi LLC	United States	DE
Morgan Stanley Elan LLC	United States	DE
Morgan Stanley Emerging Markets Inc.	United States	DE
Inter Capital Alliance Asset Management Co., Ltd.	Thailand
Inter Capital Alliance Holding Limited	Thailand
MS China 3 Limited	Cayman Islands
MS China 5 Limited	Cayman Islands
MSPI Hong Kong 1 Limited	Hong Kong
Philippine Asset Investment (SPV-AMC), Inc.	Philippines
Morgan Stanley Equity Services Inc.	United States	DE
Morgan Stanley Europa LLC	United States	DE
Morgan Stanley Eurydome Cayman Limited	Cayman Islands
Morgan Stanley Callisto Cayman Ltd.	Cayman Islands
Morgan Stanley Luxembourg Holdings S.a r.l.	Luxembourg
Morgan Stanley Europe Holdings S.A.	Luxembourg
Morgan Stanley Global Holdings S.A.	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Ganymede Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Ananke Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Carme Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Eukelade Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Luxembourg Holdings II S.A.	Luxembourg
Morgan Stanley Luxembourg International Holdings S.A.	Luxembourg
Morgan Stanley Chaldene S.a r.l.	Luxembourg
MS GT Investments Limited	United Kingdom
MS SK Investments Limited	United Kingdom
Morgan Stanley Himalia Cayman Limited	Cayman Islands
Morgan Stanley Sinope Cayman Limited	Cayman Islands
Morgan Stanley Adrastea Netherlands B.V.	Netherlands
Morgan Stanley IO Cayman Limited	Cayman Islands
Morgan Stanley Iocaste Cayman Limited	Cayman Islands
Morgan Stanley Pasiphae Netherlands B.V.	Netherlands
Morgan Stanley Fixed Income Ventures Inc.	United States	DE
Morgan Stanley Principal Investments, Inc.	United States	DE
MHC Co-Invest Genpar	Cayman Islands
MHC Co-Invest, LP	Cayman Islands
Morgan Stanley Principal Investments Europe LLC	United States	DE
Morgan Stanley Principal Investments Netherlands BV	Netherlands
MS China 11 Limited	Cayman Islands

Name	Country Name	Region / State
MS China 8 Limited	Cayman Islands
MS China 4 Limited	Cayman Islands
MSPI Mauritius 1 Limited	Mauritius
Project Stone Holdings, LLC	United States	DE
Viatel Investor HoldCo LLC	United States	DE
Morgan Stanley Strategic Investments, Inc.	United States	DE
Eaux Vives Water Inc.	Canada
Morgan Stanley Fund Services Inc.	United States	DE
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Fund Services (Hong Kong) Limited	Hong Kong
Morgan Stanley Fund Services (Ireland) Limited	Ireland
Morgan Stanley Fund Services (UK) Limited	United Kingdom	ENW
Morgan Stanley Fund Services USA LLC	United States	DE
Morgan Stanley Global Emerging Markets, Inc.	United States	DE
MSGEM, LLC	United States	DE
Morgan Stanley Global Funding Trust	United States	DE
Morgan Stanley Hedging Co. Ltd.	Cayman Islands
Psylon Holding Limited	Cyprus
Morgan Stanley International Holdings Inc.	United States	DE
Archimedes Investments Cooperatieve U.A.	Netherlands
Morgan Stanley B.V.	Netherlands
European Principal Assets Limited	United Kingdom	ENW
Limited Liability Company Morgan Stanley Ukraine	Ukraine
Morgan Stanley (Israel) Limited	Israel
Morgan Stanley (Thailand) Limited	Thailand
Morgan Stanley AB	Sweden
Morgan Stanley Advantage Services Pvt. Ltd.	India
Morgan Stanley Asia Holdings I Limited	Cayman Islands
Morgan Stanley Asia Holdings Limited	Cayman Islands
Morgan Stanley (Hong Kong) Holdings Limited	Hong Kong
Morgan Stanley Asia Regional (Holdings) IV Limited	Cayman Islands
Morgan Stanley Hong Kong 1238 Limited	Hong Kong
Limited Liability Company Rinocenter	Russian Federation
Morgan Stanley Hong Kong Limited	Hong Kong
Morgan Stanley Asia International Limited	Hong Kong
Morgan Stanley Asia Securities Products LLC	Cayman Islands
Morgan Stanley Asia (Taiwan) Ltd.	Taiwan
Morgan Stanley Asia Limited	Hong Kong
Morgan Stanley Asia Products Limited	Cayman Islands
Morgan Stanley Hong Kong Securities Limited	Hong Kong
Morgan Stanley Swallow Limited	United Kingdom	ENW
Hampshire Trading B.V.	Netherlands
Lancashire Trading B.V.	Netherlands
Wiltshire Trading B.V.	Netherlands
Morgan Stanley Funding Limited	Jersey
Yorkshire Trading B.V.	Netherlands
Volmar Holdings Limited	Cyprus
Morgan Stanley Hong Kong 1239 Limited	Hong Kong
Morgan Stanley Information Technology (Shanghai) Limited	China
Morgan Stanley Services Pty Limited	Australia	VIC
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands
Morgan Stanley (Singapore) Holdings Pte. Ltd.	Singapore
Morgan Stanley Asia (Singapore) Pte.	Singapore
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore
Morgan Stanley Capital Group (Singapore) Pte.	Singapore
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Labuan Investment Bank Limited	Malaysia
Morgan Stanley Singapore Pte. Ltd.	Singapore
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
Morgan Stanley Investment Holdings Jersey Limited	Jersey
Norfolk Trading B.V.	Netherlands
MSDW-JL Holdings II Limited	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSJL Holdings 4682 Limited	Cayman Islands
MSJL Holdings Limited	Cayman Islands
Morgan Stanley Japan Holdings Co., Ltd.	Japan
Jipang Mortgage Finance Co., Ltd.	Japan
Morgan Stanley Capital Group Japan Co., Ltd.	Japan
Morgan Stanley Capital K.K.	Japan
Morgan Stanley Credit Products Japan Co., Ltd.	Japan
TM, Limited	Japan

Name	Country Name	Region / State
Morgan Stanley Investment Management (Japan) Co., Ltd.	Japan
Morgan Stanley Japan Business Group Co., Ltd.	Japan
Morgan Stanley Japan Group Co., Ltd.	Japan
Morgan Stanley MUFG Securities Co., Ltd.	Japan
MS Japan REIT Holding KK	Japan
MS CYM Preferred Ltd.	Cayman Islands
MSJS Preferred YK	Japan
MSDW Birkdale Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
Morgan Stanley Asia Pacific Services Limited	United Kingdom	ENW
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Australia Finance Pty Limited	Australia	NSW
Morgan Stanley Bank AG	Germany
Morgan Stanley Business Consulting (Shanghai) Limited	China
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Capital, S.A. de C.V.	Mexico
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong
Morgan Stanley Commodities Trading (China) Limited	China
Morgan Stanley Hungary Analytics Limited	Hungary
Morgan Stanley International Limited	United Kingdom	ENW
Morgan Stanley Group (Europe)	United Kingdom	ENW
Morgan Stanley Angel Limited	Cayman Islands
V2 Music (Holdings) Limited	United Kingdom	ENW
Morgan Stanley Bramley Investments Limited	United Kingdom	ENW
Morgan Stanley Finance (C.I.) Limited	Jersey
Morgan Stanley Strategic Funding Limited	United Kingdom	ENW
Morgan Stanley UK Group	United Kingdom	ENW
Morgan Stanley Amalthea UK Limited	United Kingdom	ENW
Morgan Stanley Finance Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Investments (UK)	United Kingdom	ENW
Morgan Stanley & Co. International plc	United Kingdom	ENW
Cabot 38 Limited	United Kingdom	ENW
Rolympus (UK) Commodities Group Limited	United Kingdom	ENW
Norwegian Energy Limited	United Kingdom	ENW
Morgan Stanley (France) SAS	France
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden
Morgan Stanley Havel GmbH	Germany
Morgan Stanley Mosel GmbH	Germany
Morgan Stanley Humboldt Investments Limited	United Kingdom	ENW
Clearcreek, S.L.U.	Spain
Morgan Stanley Kochi Limited	Cayman Islands
Morgan Stanley Cumbria Investments (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Dorset Investments Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Durham Investments Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Hoxne	Gibraltar
Morgan Stanley Propus	Gibraltar
Morgan Stanley Langton Limited	United Kingdom	ENW
Morgan Stanley Equity Investments (Luxembourg)	Ireland
Morgan Stanley Corporate Holdings (Luxembourg)	Ireland
Morgan Stanley Derivative Products (Singapore) Pte. Ltd. (In Liquidation)	Singapore
Morgan Stanley Derivative Products Spain S.L.	Spain
Morgan Stanley Equity Finance (Malta) Limited	Malta
Morgan Stanley Euro Financing (Luxembourg)	Ireland
Morgan Stanley Grund S.a.r.L	Luxembourg
Morgan Stanley Derivative Products (Portugal), Unipessoal LDA	Portugal
Morgan Stanley Equity Investments (UK) Limited	Cayman Islands
Morgan Stanley Equity Trading (DIFC) Limited	United Arab Emirates
Morgan Stanley Wiltz S.a.r.l.	Luxembourg
Morgan Stanley Heythorp Investments	Ireland
Morgan Stanley Equity Holding (Netherlands) B.V.	Netherlands
Morgan Stanley Longcross Limited	United Kingdom	ENW
Morgan Stanley Cooper Investments Limited	United Kingdom	ENW
Morgan Stanley Derivative Products (Netherlands) B.V.	Netherlands
Drake II Investments Limited	Cayman Islands
Morgan Stanley Equity Financing Limited	United Kingdom	ENW
Morgan Stanley Maple Investments Limited	United Kingdom	ENW
Wohler Investments LLP	United Kingdom	ENW
Morgan Stanley Montrose Investments Limited	United Kingdom	ENW
Morgan Stanley Rivelino Investments Limited	United Kingdom	ENW
Morgan Stanley Dolor Limited	Cayman Islands

Name	Country Name	Region / State
Morgan Stanley Tostao Limited	Cayman Islands
Morgan Stanley Silvermere Limited	United Kingdom	ENW
Morgan Stanley Bowline Limited	United Kingdom	ENW
Morgan Stanley Hampstead Limited	Cayman Islands
Morgan Stanley Northcote Investments Limited	United Kingdom	ENW
Shavano Cooperatieve U.A.	Netherlands
Morgan Stanley Penberthy Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Strategic Investments Limited	United Kingdom	ENW
Morgan Stanley Taiwan Limited	Taiwan
Morgan Stanley Turnberry Limited	United Kingdom	ENW
Morgan Stanley Montgomerie Investments Limited	United Kingdom	ENW
Morgan Stanley Equity Derivative Services (Luxembourg) S.a r.l	Luxembourg
Morgan Stanley Langtree Investments B.V.	Netherlands
Morgan Stanley Mallard Investments Limited	United Kingdom	ENW
Morgan Stanley Millbrae Investments B.V.	Netherlands
Morgan Stanley Oostburg B.V.	Netherlands
Morgan Stanley Raleigh Investments Limited	United Kingdom	ENW
Morgan Stanley Waterloo Limited	Cayman Islands
Morgan Stanley & Co. Limited	United Kingdom	ENW
East Sussex Financing Limited	Jersey
Cottenden Financing Unlimited	Jersey
Morgan Stanley Bank International Limited	United Kingdom	ENW
Morgan Stanley Bank International (China) Limited	China
Morgan Stanley Investment Management Limited	United Kingdom	ENW
Morgan Stanley Investment Management (ACD) Limited	United Kingdom	ENW
Morgan Stanley Securities Limited	United Kingdom	ENW
Morstan Nominees Limited	United Kingdom	ENW
Morgan Stanley Services (UK) Limited	United Kingdom	ENW
Morgan Stanley UK Limited	United Kingdom	ENW
Morgan Stanley Pension Trustee Limited	United Kingdom	ENW
Morgan Stanley Trustee Limited	United Kingdom	ENW
Morgan Stanley Wertpapiere GmbH	Germany
OOO Morgan Stanley Bank	Russian Federation
Morgan Stanley Investment Consultancy (Shanghai) Limited	China
Morgan Stanley Investment Management (Australia) Pty Limited	Australia	VIC
Morgan Stanley Investment Management Consultancy (Shanghai) Limited	China
Morgan Stanley Investments (Mauritius) Limited	Mauritius
Morgan Stanley Jubilee Investments Limited	United Kingdom	ENW
Morgan Stanley UK Financing II LP	United Kingdom
Morgan Stanley Cadzand III Limited	Cayman Islands
Morgan Stanley Luxembourg Financing II S.a r.l	Luxembourg
Morgan Stanley Management Service (Shanghai) Limited	China
Morgan Stanley Mauritius Company Limited	Mauritius
Elderslie Limited	Cayman Islands
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands
Morgan Stanley Global Services Mauritius	Mauritius
Morgan Stanley India Capital Private Limited	India
Morgan Stanley India Primary Dealer Private Limited	India
Morgan Stanley India Securities Private Limited	India
Morgan Stanley India Company Private Limited	India
Morgan Stanley India Financial Services Private Limited	India
Morgan Stanley India Services Private Limited	India
Morgan Stanley Investment Management Private Limited	India
Morgan Stanley Properties India Real Estate Management Private Limited	India
Morgan Stanley Solutions India Private Limited	India
Morgan Stanley Menkul Degerler A.S.	Turkey
Morgan Stanley Middle East Inc.	United States	DE
Morgan Stanley Saudi Arabia	Saudi Arabia
Morgan Stanley México, Casa de Bolsa, S.A. de C.V.	Mexico
Morgan Stanley Pacific Limited	Hong Kong
Morgan Stanley (China) Private Equity Investment Management Co., Ltd.	China
Hangzhou Haergai Investment Consultancy Partnership Entity (Limited Partnership)	China
Hangzhou Morgan Stanley Investment Consulting Partnership Enterprise, L.P.	China
Morgan Stanley Investment Consultancy (Beijing) Company Limited	China
Morgan Stanley Pacific Services Limited	United Kingdom	ENW
Morgan Stanley Poggio Secco Limited	Cayman Islands
Alpino Investments Limited	Cayman Islands
Morgan Stanley Clare S.a r.l.	Luxembourg
Morgan Stanley Private Equity Asia Limited	Hong Kong
Morgan Stanley Private Equity Advisory (Beijing) Limited	China
Morgan Stanley Private Equity Management Korea, Ltd.	Korea, Republic of
Morgan Stanley Real Estate Investment GmbH	Germany

Name	Country Name	Region / State
Morgan Stanley San Donato S.a r.l.	Luxembourg
Morgan Stanley Syrah Two Limited	Cayman Islands
Morgan Stanley Donegan Limited	Cayman Islands
Morgan Stanley South Africa (Proprietary) Limited	South Africa
Morgan Stanley Spanish Holdings S.L.U	Spain
Morgan Stanley S.V., S.A.U.	Spain
Morgan Stanley Trading Beteiligungs-GmbH	Germany
MS China 16 Limited	Cayman Islands
MS Equity Financing Services (Luxembourg) S.a.r.l.	Luxembourg
MS Gamma Holdings LLC	United States	DE
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSDW Finance (Netherlands) B.V. (in Members’ Voluntary Liquidation)	Netherlands
MSL Incorporated	United States	DE
PT. Morgan Stanley Asia Indonesia	Indonesia
PT. Morgan Stanley Indonesia	Indonesia
Morgan Stanley International Incorporated	United States	DE
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia	VIC
Morgan Stanley Australia Securities Limited	Australia	NSW
Morgan Stanley Australia Securities (Nominee) Pty Limited	Australia	NSW
Morgan Stanley Australia Limited	Australia	NSW
Morgan Stanley International Finance S. A.	Luxembourg
Morgan Stanley Capital Holdings	United Kingdom	ENW
Morgan Stanley UK Financing I LP	United Kingdom
Morgan Stanley Luxembourg Financing I S.a r.l	Luxembourg
Morgan Stanley International Insurance Ltd.	Bermuda
Peconic Indemnity Company	United States	AZ
Morgan Stanley Latin America Incorporated	United States	DE
Banco Morgan Stanley S.A.	Brazil
Morgan Stanley Administradora de Carteiras S.A.	Brazil
Morgan Stanley Corretora de Titulos e Valores Mobiliarios S.A.	Brazil
Morgan Stanley Participacoes Ltda.	Brazil
Morgan Stanley Uruguay Ltda.	Uruguay
Morgan Stanley Reinsurance Ltd.	Bermuda
MSDW Investment Holdings (US) LLC	United States	DE
Cabot 1 Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley UK Trader	United Kingdom	ENW
Morgan Stanley Corporate Trader	United Kingdom	ENW
Morgan Stanley Equity Trader (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Financial Trader (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Weser GmbH	Germany
MSDW Investment Holdings (UK) Limited	United Kingdom	ENW
Morgan Stanley Sandpiper Limited	United Kingdom	ENW
MSDW Investments (Cayman) Limited	Cayman Islands
MSDWIH Limited	Cayman Islands
Morgan Stanley Investment Management Inc.	United States	DE
Morgan Stanley AIP Funding Inc.	United States	DE
Morgan Stanley Alternative Investments LLC	United States	DE
AIP Asia-SMA GP LP	United States	DE
AIP Mbar SLP LP	United States	DE
AIP MPI Partners GP LP	United States	DE
AIP Phoenix II GP LP	United States	DE
AIP PMF VI GP LP	United States	DE
AIP PMIF I GP LP	United States	DE
Flint Capital Partners GP LP	United States	DE
Flint Capital Partners SLP Ltd.	Cayman Islands
GPF Private Equity GP LP	United States	DE
GTB Capital Partners GP LP	United States	DE
GTB Capital Partners II GP LP	United States	DE
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley CHFS (International) GP Limited	Cayman Islands
Morgan Stanley AIP Falconer 2010 GP LP	United States	DE
Morgan Stanley AIP GP LP	United States	DE
Morgan Stanley Alternative Investment Partners LP	United States	DE
Morgan Stanley AIP Phoenix 2009 GP LP	United States	DE
Morgan Stanley EPMF I GP LP	United States	DE
Morgan Stanley GDOF GP LP	United States	DE
Morgan Stanley GSOF GP LP	United States	DE
Morgan Stanley GSOF SLP Ltd.	Cayman Islands
Morgan Stanley GSOF II GP LP	United States	DE
Morgan Stanley PMF III GP LP	United States	DE
Morgan Stanley PMF IV GP LP	United States	DE

Name	Country Name	Region / State
Morgan Stanley PMF IV SLP Ltd.	Cayman Islands
Morgan Stanley PMF V GP LP	United States	DE
Morgan Stanley PMF V SLP Ltd.	Cayman Islands
Morgan Stanley SCRSIC Strategic Partnership Fund GP Inc.	United States	DE
Morgan Stanley Distribution, Inc	United States	PA
Morgan Stanley Fixed Income GP Inc.	United States	DE
Morgan Stanley Seed Holdings, Ltd.	Cayman Islands
Morgan Stanley Services Company Inc.	United States	DE
Morgan Stanley Leveraged Equity Fund II, Inc.	United States	DE
Morgan Stanley Leveraged Equity Holdings Inc.	United States	DE
Morgan Stanley Life Holding Incorporated	United States	DE
Longevity Insurance Company	United States	TX
Morgan Stanley Mayak Limited	Cayman Islands
Morgan Stanley Mortgage Capital Holdings LLC	United States	NY
Morgan Stanley Asset Capital Inc.	United States	DE
Saxon Capital, Inc.	United States	MD
Saxon Asset Securities Company	United States	VA
Saxon Capital Holdings, Inc.	United States	DE
SCI Services, Inc.	United States	VA
Saxon Funding Management LLC	United States	DE
Saxon Securitized Assets LLC	United States	DE
Saxon Mortgage Services, Inc.	United States	TX
Saxon Mortgage, Inc.	United States	VA
Morgan Stanley Municipal Funding Inc.	United States	DE
Morgan Stanley Overseas Services (Jersey) Limited	Jersey
Morgan Stanley Portfolio Management LLC	United States	DE
MORGAN STANLEY PRINCIPAL FUNDING, INC.	United States	DE
SPV Columbus Srl ( in liquidazione)	Italy
Morgan Stanley Principal Strategies, Inc.	United States	DE
Morgan Stanley Private Equity Asia, Inc.	United States	DE
Morgan Stanley Private Equity Asia, LLC	United States	DE
Morgan Stanley Real Estate Advisor, Inc.	United States	DE
MSREA Holdings, Inc.	United States	DE
MSREA Holdings, LLC	United States	DE
MSREA LL Holdings, LLC	United States	DE
Morgan Stanley Real Estate F Funding, Inc.	United States	DE
Morgan Stanley Real Estate F Funding Partner, Inc.	United States	DE
Morgan Stanley Real Estate F International Funding, L.P.	United States	DE
Morgan Stanley Real Estate Funding II, Inc.	United States	DE
Morgan Stanley Real Estate Funding II, L.P.	United States	DE
MS Moon Holdings LLC	United States	DE
Crescent Real Estate Capital GP, LLC	United States	DE
Crescent Real Estate Capital, L.P.	United States	DE
One Village Place LLC	United States	DE
DBFLA Services LLC	United States	DE
Morgan Stanley Real Estate Investment Management II, Inc.	United States	DE
MSREF II-CO, L.L.C.	United States	DE
Morgan Stanley Real Estate Investment Management Inc.	United States	DE
Morgan Stanley Real Estate Fund, Inc.	United States	DE
Morgan Stanley Realty Incorporated	United States	DE
BH-MS Realty Inc.	United States	DE
Brooks Harvey & Co., Inc.	United States	DE
Dean Witter Global Realty Inc.	United States	DE
Morgan Stanley Properties Corso Venezia Srl	Italy
Morgan Stanley Properties, Inc.	United States	DE
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Germany GmbH	Germany
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties (China) Co., Ltd	China
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Beijing Kaili Assets Servicing Co., Ltd	China
Tokyo Realty Investment Company	Cayman Islands
Tokyo Realty Investment Company II	Cayman Islands
Japan Realty Holding Company II	Cayman Islands
Morgan Stanley Renewables Inc.	United States	DE
Carson Solar I LLC	United States	DE
MF Mesa Lane LLC	United States	DE
Morgan Stanley Renewable Development Fund LLC	United States	DE
NaturEner USA, LLC	United States	DE
NaturEner Energy Canada Inc.	Canada	AB
NaturEner Alberta Wind Holdings 1 Inc.	Canada	AB
NaturEner Alberta Wind Holdings 2 Inc.	Canada	AB

Name	Country Name	Region / State
NaturEner Wild Rose 1 Energy Inc.	Canada	AB
NaturEner Wild Rose 2 Energy Inc.	Canada	AB
NaturEner Prairie Home 1 Energy Inc.	Canada	AB
NaturEner Prairie Home 2 Energy Inc.	Canada	AB
NaturEner Wild Rose 3 Energy Inc.	Canada	AB
NaturEner Golden Prairie Wind Energy, LLC	United States	DE
NaturEner Meadow Lark Wind Energy, LLC	United States	DE
NATURENER MONTANA WIND ENERGY 2 LLC	United States	DE
NATURENER GLACIER WIND ENERGY 2, LLC	United States	DE
NaturEner Montana Wind Holding, LLC	United States	DE
NATURENER GLACIER FINANCING, LLC	United States	DE
NATURENER MONTANA WIND ENERGY, LLC	United States	DE
NATURENER GLACIER WIND ENERGY 1, LLC	United States	DE
NaturEner Power Watch, LLC	United States	DE
NaturEner Rim Rock Financing, LLC	United States	DE
NaturEner Montana Wind Rim Rock, LLC	United States	DE
NaturEner Rim Rock Wind Energy, LLC	United States	DE
NaturEner Tie Line, LLC	United States	DE
NaturEner Wind Watch, LLC	United States	DE
NaturEner Operations, LLC	United States	DE
NaturEner Red Creek Wind Energy, LLC	United States	DE
Third Planet Windpower, LLC	United States	DE
Morgan Stanley Wind LLC	United States	DE
MS Greenrock Holdings Inc.	United States	DE
MS SolarCity LLC	United States	DE
MS Wind II LLC	United States	DE
A4 Wind 1 LLC	United States	DE
A4 Wind 2 LLC	United States	DE
Gear Wind LLC	United States	DE
Wind Joint Venture LLC	United States	DE
Solar Star California III, LLC	United States	DE
Solar Star California IX, LLC	United States	DE
Solar Star California V, LLC	United States	DE
Solar Star California VI, LLC	United States	DE
Solar Star WMT I, LLC	United States	DE
Morgan Stanley Risk Services LLC	United States	DE
Morgan Stanley SECAP Funding, LLC	United States	DE
Morgan Stanley Secured Financing LLC	United States	DE
Morgan Stanley Senior Funding, Inc.	United States	DE
Inversiones Sudamerica Uno Ltda	Chile
Morgan Stanley European Leveraged Products, Inc.	United States	DE
Morgan Stanley MSSF LLC	United States	DE
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
MSSFG (SPV-AMC), Inc.	Philippines
Tenedora Dalia, S.A. de C.V.	Mexico
Ventura Holdings, Inc.	United States	DE
Ventura Holdings NJ, Inc.	United States	DE
Ventura AC LLC	United States	NJ
Ventura Property Management, LLC	United States	DE
Ventura Ohio, LLC	United States	DE
Ventura Utah, LLC	United States	DE
Ventura Opportunities, LLC	United States	DE
Morgan Stanley Services Canada Holding Corp.	United States	DE
Morgan Stanley Services Canada Corp.	Canada	NS
Morgan Stanley Special Situations Group Inc.	United States	DE
Morgan Stanley Syrah One Limited	Cayman Islands
Morgan Stanley Tower, LLC	United States	DE
Morgan Stanley Venture Capital III, Inc.	United States	DE
Morgan Stanley Venture Partners III, L.L.C.	United States	DE
Morstan Development Company, Inc.	United States	DE
MS 10020, Inc.	United States	DE
MS Debt Opportunities Corp.	United States	DE
MS Equity Products (Luxembourg) S.a.r.l.	Luxembourg
Morgan Stanley Foreign Complex Trust	United States	DE
Morgan Stanley Moselle S.a.r.l	Luxembourg
Morgan Stanley Norton Investments Limited	United Kingdom	ENW
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg
Morgan Stanley Kadarka Limited	Cayman Islands
MS Hawk I LLC	United States	DE
MS Holdings Incorporated	United States	DE
Morgan Stanley ARS Funding Inc.	United States	DE
Morgan Stanley Capital Partners VI GP Inc.	United States	DE

Name	Country Name	Region / State
MS Capital Partners VI GP LP	Cayman Islands
Morgan Stanley Hedge Fund Partners Cayman Ltd.	Cayman Islands
Morgan Stanley HFP Investment Inc	United States	DE
Morgan Stanley IMDCP Funding, LLC	United States	DE
Morgan Stanley Infrastructure Holdings Inc.	United States	DE
Morgan Stanley Infrastructure II Inc.	United States	DE
Morgan Stanley Infrastructure II GP LP	Cayman Islands
Morgan Stanley Infrastructure Partners II Investors C GP	Luxembourg
Morgan Stanley Infrastructure Inc.	United States	DE
Morgan Stanley Infrastructure GP LP	United States	DE
Morgan Stanley Infrastructure SLP, LLC	United States	DE
Morgan Stanley Infrastructure SLP, L.P.	Cayman Islands
MSIP Agatha Co-Investment Alternate GP, L.P.	United States	DE
MSIP Agatha Co-Investment GP Limited	Cayman Islands
Morgan Stanley Infrastructure MEA Fund Inc.	United States	DE
Morgan Stanley Merchant Banking Insurance Holdings, LLC	United States	DE
Morgan Stanley Merchant Banking Insurance Company	United States	VT
Morgan Stanley Private Equity Asia III, Inc.	United States	DE
Morgan Stanley Private Equity Asia III, L.L.C.	United States	DE
Morgan Stanley Private Equity Asia IV, Inc.	United States	DE
Morgan Stanley Private Equity Asia IV, L.L.C.	United States	DE
MSPEA SLP IV, L.L.C.	United States	DE
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc.	United States	DE
MS Alternatives Funding, Inc.	United States	DE
Morgan Stanley Capital Partners V Funding LP	United States	DE
MS Alternatives Funding Partner, Inc.	United States	DE
MS Alternatives Holding C Inc.	United States	DE
MS Alternatives Holding C (Cayman) Ltd.	Cayman Islands
MS Alternatives Holding D Inc.	United States	DE
MS ARS Holding A Inc.	United States	DE
MS ARS Holding B Inc.	United States	DE
MS Capital Partners Adviser Inc.	United States	DE
MS Credit Partners GP Inc.	United States	DE
MS Credit Partners GP L.P.	United States	DE
MS Credit Partners Holdings Inc.	United States	DE
MS Credit Partners II GP Inc.	United States	DE
MS Credit Partners II GP L.P.	United States	DE
MS Energy Partners GP Inc.	United States	DE
MS Energy Partners GP LP	Cayman Islands	CO
MS Expansion Capital GP Inc.	United States	DE
MS Expansion Capital GP LP	United States	DE
MSCP V GP Inc.	United States	DE
MS Capital Partners V GP L.P.	Cayman Islands
MSCP V Offshore Investors GP Ltd.	Cayman Islands
MS Capital Partners V LP	United States	DE
MSGFI Management Inc.	United States	DE
MSIM GP Inc.	United States	DE
Private Investment Partners Inc.	United States	DE
Private Investment Partners GP Inc.	United States	DE
TAM Investment Holdings Inc.	United States	DE
MS Lion LLC	United States	DE
Morgan Stanley Beta Investments Limited	United Kingdom	ENW
Morgan Stanley Gamma Investments	United Kingdom	ENW
Morgan Stanley Portland Investments Limited	United Kingdom	ENW
MS Low Income Housing Corporation	United States	DE
BMC NAB Trust Investment Fund LLC	United States	DE
Conchita I LLC	United States	DE
Morgan Stanley New Markets, Inc.	United States	DE
MS New Markets I LLC	United States	DE
MS New Markets II LLC	United States	DE
MS New Markets IV LLC	United States	DE
MS New Markets IX LLC	United States	DE
MS New Markets VIII LLC	United States	DE
MS New Markets X LLC	United States	DE
MS Georgia Tax Credit Fund III LLC	United States	DE
Pinol II LLC	United States	DE
Wiwili IV LLC	United States	DE
Viento LLC	United States	DE
Wiwili III LLC	United States	DE
MS Low Income Housing II Corporation	United States	DE
CTH LIHTC FUND 97-3A, L.L.C.	United States	DE
MULTISTATE LIHTC HOLDINGS II, L.P.	United States	DE

Name	Country Name	Region / State
MS Affordable Housing LLC	United States	DE
MS GSP Legacy LLC	United States	DE
MS Taishan Inc.	United States	DE
MS Pegau LLC	United States	DE
Millport I LLC	United States	DE
Elderslie Holdings Limited	Cayman Islands
Ras Dashen Cayman Limited	Cayman Islands
Esporta Holdings Limited	Cayman Islands
Bayview Holding Ltd.	Cayman Islands
Esporta Limited	Cayman Islands
Esporta Financing Limited	Cayman Islands
Morgan Stanley Eden Investments Limited	United Kingdom	ENW
Morgan Stanley UK Financing III LP	United Kingdom
MS Rosebank LLC	United States	DE
Bondi Limited	Cayman Islands
Morgan Stanley Strand Limited	Cayman Islands
Cornelia Limited	Cayman Islands
Lindley S.a r.l.	Luxembourg
Linksfield S.a r.l.	Luxembourg
MS Melville LLC	United States	DE
MS Dainfern LLC	United States	DE
MS Greenside LLC	United States	DE
MS Houghton LLC	United States	DE
Sandhurst Partnership	United States	DE
MS Structured Asset Corp.	United States	DE
MS Venture Capital Holding Inc.	United States	DE
MSAM Holdings II, Inc.	United States	DE
MSCP III Holdings, Inc.	United States	DE
MSDW Capital Partners IV, Inc.	United States	DE
MSDW Capital Partners IV LLC	United States	DE
MSDW CPIV Holdings, Inc.	United States	DE
MSDW Emerging Equity, Inc.	United States	DE
MSDW International Employee Services LLC	United States	DE
MSDW Nederland BV	Netherlands
MSDW Offshore Equity Services Inc.	United States	DE
FUNDLOGIC SAS	France
FundLogic Global Solutions (Ireland) Limited	Ireland
Morgan Stanley Alzette S.a.r.l.	Luxembourg
Morgan Stanley Eder S.a r.l.	Luxembourg
Morgan Stanley Derivative Products Global S.a r.l	Luxembourg
Morgan Stanley Equity Trading GP Limited	Jersey
Morgan Stanley Global Equity Trading (Jersey) L.P.	Jersey
Morgan Stanley GFD Hedge Holdings II Limited	Cayman Islands
Morgan Stanley GFD Hedge Holdings Limited	Cayman Islands
Morgan Stanley GFD Proprietary Holdings Limited	Cayman Islands
Morgan Stanley Global Fund Derivatives Hedge Holdings Luxembourg S.A.	Luxembourg
Morgan Stanley Spad Investments S.a.r.l.	Luxembourg
Morgan Stanley Morane Investments S.a r.l.	Luxembourg
Morgan Stanley Curtiss Investments S.a r.l.	Luxembourg
MS Equity Finance Services I (Cayman) Ltd.	Cayman Islands
MSDW OIP Investors, Inc.	United States	DE
MSDW PE/VC Holdings, Inc.	United States	DE
MSDW Real Estate Special Situations II, Inc.	United States	DE
MSDW Real Estate Special Situations II Holdings, L.L.C.	United States	DE
MSDW Real Estate Special Situations II Manager, L.L.C.	United States	DE
MSRESS II GP Co-Investment Ltd.	Cayman Islands
MSDW Strategic Ventures Inc.	United States	DE
MSDW Venture Partners IV, Inc.	United States	DE
MSDW Venture Partners IV, LLC	United States	DE
MSDW VP IV Holdings, Inc.	United States	DE
MSEOF, Inc.	United States	DE
MSEOF Management, LLC	United States	DE
MSEOF Manager S.a.r.l.	Luxembourg
MSIT Holdings, Inc.	United States	DE
MSPEA Holdings, Inc.	United States	DE
MSRE Mezzanine, Inc.	United States	DE
MSREF II, Inc.	United States	DE
MSREF II, L.L.C.	United States	DE
MSREF III, Inc.	United States	DE
MSREF III, L.L.C.	United States	DE
MSREF IV, Inc.	United States	DE
MSREF IV, L.L.C.	United States	DE

Name	Country Name	Region / State
MSREF IV Domestic-GP, L.L.C.	United States	DE
MSREF IV Domestic-LP, L.L.C.	United States	DE
MSREF IV International-GP, L.L.C.	United States	DE
MSREF IV International-LP, L.L.C.	United States	DE
MSREF Real Estate Advisor, Inc.	United States	DE
Morgan Stanley SGR S.p.A.	Italy
MSREF VI, Inc.	United States	DE
MSREF VI International-LP, L.L.C.	United States	DE
MSREF VI, L.L.C.	United States	DE
MSREF VI International-GP, L.L.C.	United States	DE
Morgan Stanley Real Estate Fund VI International-TE, L.P.	United States	DE
MSREI Post Co-Investment GP, L.L.C.	United States	DE
MSREF VII, Inc.	United States	DE
MSREF VII Global (Cayman) II, Ltd.	Cayman Islands
MSREF VII Global-L.P., L.L.C.	United States	DE
MSREF VII GP L.L.C.	United States	DE
MSREF VII L.P.	Canada	AB
MSREF VII Global-GP (Cayman), L.P.	Cayman Islands
MSREF VII Global-GP (U.S.), L.L.C.	United States	DE
MSREF VII Global-GP Greenwich, L.P.	Canada	AB
MSREF VII Global-GP, L.P.	Canada	AB
MSREF VII SLP-A L.P.	Canada	AB
MSREF VII SLP-B L.P.	United States	DE
MSREF VIII, Inc.	United States	DE
MSREF VIII GP, L.L.C.	United States	DE
MSREF VIII Global-GP, L.P.	United States	DE
MSREF VIII Global Co-Investment GP, L.P.	United States	DE
MSREF VIII Global Co-Investment, L.L.C.	United States	DE
MSREF VIII Global Co-Investment No. 1 GP, L.P.	United States	DE
MSREF V Funding, Inc.	United States	DE
MSREF V Funding Partner, Inc.	United States	DE
MSREF V International Funding, L.P.	United States	DE
MSREF V, Inc.	United States	DE
MSREF V, L.L.C.	United States	DE
MSREF V International-GP, L.L.C.	United States	DE
MSREF V International-LP, L.L.C.	United States	DE
MSREF V U.S.-GP, L.L.C.	United States	DE
Morgan Stanley Real Estate Fund V Special U.S., L.P.	United States	DE
Morgan Stanley Real Estate Fund V U.S., L.P.	United States	DE
Morgan Stanley Real Estate Investors V U.S., L.P.	United States	DE
MSP Co-Investment Partnership V, L.P.	United States	DE
MSP Co-Investment Partnership V-A, L.P.	United States	DE
MSP Real Estate Fund V, L.P.	United States	DE
MSREF V U.S.-LP, L.L.C.	United States	DE
MSREI Holding, Inc.	United States	DE
MSRESS III, Inc.	United States	DE
Morgan Stanley Real Estate Special Situations III-LP, L.L.C.	United States	DE
MSRESS III Manager, L.L.C.	United States	DE
Morgan Stanley Real Estate Special Situations III-GP, L.L.C.	United States	DE
MSRESS III Monroe GP, L.L.C.	United States	DE
MSRESS III Opportunities Fund - GP, L.L.C.	United States	DE
MSUH Holdings I, Inc.	United States	DE
MSUH Holdings II, Inc.	United States	DE
MS SP Urban Horizons, Inc.	United States	DE
MS Urban Horizons, Inc.	United States	DE
MSVP 2002 Holdings, Inc.	United States	DE
MSVP 2002, Inc.	United States	DE
MSVP 2002 Fund, LLC	United States	DE
Providence DE Holdings Co.	United States	DE
Strategic Investments I, Inc.	United States	DE
MS Strategic (Mauritius) Limited	Mauritius
Strategic Investments II, Inc.	United States	DE
Sycamore II, Inc.	United States	DE
Tooele Power, Inc.	United States	DE